EXHIBIT 10.3

                  PLEASE READ CAREFULLY BEFORE SIGNING
            THIS SUBSCRIPTION AGREEMENT CALLS FOR SIGNIFICANT
                          REPRESENTATIONS FROM YOU

                           SUBSCRIPTION AGREEMENT

  The undersigned hereby subscribes for and agrees to purchase the number of shares of common stock of Western Feed Mills, Inc., a Kansas corporation ("WFM") indicated below, at a price of Forty Cents ($.40) per share. By executing this Subscription Agreement, the undersigned acknowledges that WFM is relying on the accuracy and completeness of the representations contained in this Subscription Agreement in complying with its obligations under applicable securities laws and that the undersigned could be found liable to WFM for damages caused by any misrepresentations in this Subscription Agreement.

  The undersigned represents to WFM that:

    1. The undersigned has received WFM's prospectus, dated ________________, 2003.


    2. The undersigned has received a copy of WFM's Articles of Incorporation and Bylaws, and has carefully read them and agrees to be bound by them.
    3. The undersigned is an individual who is a bona fide resident of, and is domiciled in, or a legal entity located in the following state:


			check one	_____	Kansas
					_____	________________

		Common Shares

                -    Minimum of 125,000 shares
                -    ________ common shares @ $.40/share     $___________

		Payment
		_______ number of shares
		x $.40
		___________ Total Purchase Price


ONCE YOU SIGN THIS SUBSCRIPTION AGREEMENT AND SEND IT TO US WITH YOUR CHECK, YOUR SUBSCRIPTION IS IRREVOCABLE AND WILL ONLY BE RETURNED TO YOU IF YOUR SUBSCRIPTION IS NOT ACCEPTED OR IF WE DO NOT FULFILL ALL CONDITIONS TO BREAK ESCROW AND COMPLETE THE SALE OF COMMON STOCK.

  Please mail or deliver the following to WFM at the appropriate address below:


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  -  Your check for the total purchase price (payable to "Western Feed
     Mills, Inc.   Escrow Account")

  -  This Subscription Agreement

Please mail or deliver the following to WFM at the appropriate address below:

  - Your check for the total purchase price (payable to "Western Feed Mills, Inc. Escrow Account")

  -  This Subscription Agreement

  BY MAIL:                                BY HAND DELIVERY:

  Western Feed Mills, Inc.                Western Feed Mills, Inc.
  Route 1, Sale Barn Road                 Route 1, Sale Barn Road
  PO Box 596                              Cedar Vale, Kansas 67204
  Cedar Vale, Kansas 67204

  Your initial payment will be deposited at the U.S. Bank, National Association, Omaha, Nebraska and held in escrow.

  We will not break escrow and complete the sale of common stock until WFM receives and accepts subscription for at least the minimum offering amount until WFM has a binding commitment from a lender to obtain debt financing to fund the balance of the project cost beyond the amount of equity raised and until the Kansas Securities Commissioner provides a written consent to release of funds from escrow.

  This subscription is made pursuant to, and is subject to, the terms and conditions of the registration approved by the Office of the Securities Commissioner of the State of Kansas for Western Feed Mills, Inc.
dated _________________________, 2003, and such other states in which the undersigned is domiciled or located, if applicable.


  By executing this Subscription Agreement, the undersigned is not waiving any rights under the securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934.

  This Subscription Agreement has been signed by the undersigned on _____________________, 2003.



                               __________________________________________
                               Print or Type Name of Subscriber

                               __________________________________________
                               Signature


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                               __________________________________________
                               Officer Title if Subscriber if Entity


                               __________________________________________

                               __________________________________________

                               __________________________________________
                               Address of Subscriber

                               __________________________________________
                               Social Security Number of Federal Employer
                               Identification Number



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